Supplement dated September 13, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 28, 2013, as amended and restated on July 22, 2013

(as supplemented on July 31, 2013)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective November 1, 2013, in the second table on page 44, delete the fee schedule for the Diversified Real Asset Fund and add the following fee schedule to the third table on page 44:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Diversified Real Asset	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%